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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                                DECEMBER 5, 2003


                         WESTPORT RESOURCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           NEVADA                      001-14256                 13-3869719
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)


                              1670 BROADWAY STREET
                                   SUITE 2800
                             DENVER, COLORADO 80202
              (Address and Zip Code of Principal Executive Offices)


                                 (303) 573-5404
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

         On December 3, 2003, Westport Resources Corporation, a Nevada corporation, issued a press release announcing its operational and financial guidance for 2004. The press release is attached to this Form 8-K as Exhibit
99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)      Financial Statements of business acquired.

                 None.

        (b)      Pro Forma Financial Information.

                 None.

        (c)      Exhibits.

                 The following exhibit is filed herewith:

                     EXHIBIT
                     NUMBER                       EXHIBIT
                      99.1 Press release dated December 3, 2003 entitled "Westport Announces Capital Budget and 2004 Guidance."



                            [SIGNATURE PAGE FOLLOWS]

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WESTPORT RESOURCES CORPORATION

Date:  December 5, 2003                     By:    /s/ HOWARD L. BOIGON
                                            Name:  Howard L. Boigon
                                            Title: Vice President, General
                                                   Counsel and Secretary

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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                              EXHIBIT
-------                             -------
 99.1*         Press release dated December 3, 2003 entitled "Westport Announces
               Capital Budget and 2004 Guidance."

*Filed herewith.